Flowerkist Skin Care & Cosmetics, Inc.

March 23, 2023

Board of Directors
Flowerkist Skin Care & Cosmetics, Inc.
30211 Avendia De Las Banderas, Suite 200
Rancho Santa Margarita, CA 92688

Dear Board of Directors:

I hereby resign my position as President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of Flowerkist Skin Care & Cosmetics, Inc. effective April 21, 2023, or upon the appointment of my successor, whichever is earlier.

Very truly yours,

Barry Clark
President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors
Flowerkist Skin Care & Cosmetics, Inc.